SECOND SUPPLEMENTAL INDENTURE
TO BE DELIVERED BY SUBSEQUENT GUARANTORS

Second Supplemental Indenture (this “Supplemental Indenture”), dated as of September 13, 2021, by NFE Mexico Power Holdings Limited and NFE Mexico Terminal Holdings Limited (each a “Guaranteeing Subsidiary” and together, the “Guaranteeing Subsidiaries”), each a United Kingdom private limited company and a subsidiary of New Fortress Energy Inc. (the “Issuer”), and U.S. Bank National Association, as trustee (the “Trustee”).

W I T N E S S E T H

WHEREAS, the Issuer, the Guarantors party thereto, the Trustee and the Notes Collateral Agent have heretofore executed and delivered an indenture, dated as of April 12, 2021 (as amended, supplemented, waived or otherwise modified, the “Indenture”), providing for the issuance of 6.500% Senior Secured Notes due 2026 (the “Notes”);

WHEREAS, the Indenture provides that under certain circumstances a Guaranteeing Subsidiary shall execute and deliver to the Trustee a supplemental indenture pursuant to which such Guaranteeing Subsidiary shall unconditionally guarantee all of the Issuer’s Obligations under the Notes and the Indenture on the terms and conditions set forth herein and under the Indenture (the “Note Guarantee”);

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture to amend or supplement the Indenture without the consent of any Holder; and

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties mutually covenant and agree for the equal and ratable benefit of the Holders as follows:

Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned such terms in the Indenture.

Guarantee. Each Guaranteeing Subsidiary hereby agrees to provide an unconditional Note Guarantee on the terms and subject to the conditions set forth in the Indenture, including Article 10 thereof.

Execution and Delivery. Each Guaranteeing Subsidiary agrees that the Note Guarantee shall remain in full force and effect notwithstanding the absence of the endorsement of any notation of such Note Guarantee on the Notes.

Governing Law. THIS SUPPLEMENTAL INDENTURE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile, PDF or other electronic transmission shall constitute effective execution and delivery of this Supplemental

Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile, PDF or other electronic transmission shall be deemed to be their original signatures for all purposes.

Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder heretofore or hereafter authenticated and delivered shall be bound hereby.

The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity, sufficiency or adequacy of this Supplemental Indenture or for or in respect of the statements or recitals contained herein, all of which recitals are made solely by each Guaranteeing Subsidiary.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first written above.

NFE MEXICO POWER HOLDINGS LIMITED

By:    /s/ Christopher S. Guinta
Name: Christopher S. Guinta
Title: Director

NFE MEXICO TERMINAL HOLDINGS LIMITED

By:    /s/ Christopher S. Guinta
Name: Christopher S. Guinta
Title: Director

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:    /s/ Brandon Bonfig
Name: Brandon Bonfig
Title: Assistant Vice President